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                                                                EXHIBIT 23.0




                       Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-85254) pertaining to the CasTech Aluminum Group Inc. Stock Option Plan 1994 Amendment and Restatement of our report dated May 10, 1996, with respect to the consolidated financial statements and schedule of CasTech Aluminum Group Inc. included in the Annual Report (Form 10-K) for the year ended March 31, 1996.

                                                ERNST & YOUNG LLP

Akron, Ohio
June 17, 1996







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